ASG GLOBAL MACRO FUND

Supplement dated December 27, 2016 to the ASG Global Macro Fund Prospectus and

Statement of Additional Information, each dated May 1, 2016, as may be revised and supplemented from time to time.

On December 27, 2016, the ASG Global Macro Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.